                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica BlackRock Large Cap Value VP          Security Description: Common Stock

Issuer: American International Group, Inc.                 Offering Type:        US Registered
                                                           (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  -------------------  ------------------------------------  --------------
 1.  Offering Date                                       09/11/2012       None                                       N/A

 2.  Trade Date                                          09/11/2012       Must be the same as #1                     YES

 3.  Unit Price of Offering                                $32.50         None                                       N/A

 4.  Price Paid per Unit                                   $32.50         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                            3+           Must be at least three years *             YES

 6.  Underwriting Type                                      FIRM          Must be firm                               YES

 7.  Underwriting Spread                                   0.375%         Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $5,248,750.00     None                                       N/A

 9.  Total Size of Offering                          $17,999,999,972.50   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $211,250,000.00    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                   J.P. MORGAN      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate         SECURITIES LLC     affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP             Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC                   Offering Type:        US Registered
                                                           (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              IN COMPLIANCE
                  REQUIRED INFORMATION                    ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  -----------------  ------------------------------------  -------------
 1.  Offering Date                                      08/16/2012      None                                       N/A

 2.  Trade Date                                         08/16/2012      Must be the same as #1                     YES

 3.  Unit Price of Offering                               $98.616       None                                       N/A

 4.  Price Paid per Unit                                  $98.616       Must not exceed #3                         YES

 5.  Years of Issuer's Operations                           3+          Must be at least three years *             YES

 6.  Underwriting Type                                     FIRM         Must be firm                               YES

 7.  Underwriting Spread                                  0.875%        Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                        $128,000       None                                       N/A

 9.  Total Size of Offering                            $650,000,000     None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $55,000,000     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        GOLDMAN SACHS &   Must not include Sub-Adviser               YES
     members)                                               CO.         affiliates ***

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP              Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC                    Offering Type:        US Registered
                                                            (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  ------------------  ------------------------------------  -------------
 1.  Offering Date                                       08/16/2012      None                                       N/A

 2.  Trade Date                                          08/16/2012      Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.58        None                                       N/A

 4.  Price Paid per Unit                                   $99.58        Must not exceed #3                         YES

 5.  Years of Issuer's Operations                            3+          Must be at least three years *             YES

 6.  Underwriting Type                                      FIRM         Must be firm                               YES

 7.  Underwriting Spread                                   0.450%        Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                         $65,000        None                                       N/A

 9.  Total Size of Offering                            $1,250,000,000    None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $600,000,000     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                 MERRILL LYNCH,    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        PIERCE, FENNER &   affiliates ***                             YES
     members)                                            SMITH INC.

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP            Security Description: Corporate Bond

Issuer: WellPoint Inc.                                    Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  ------------------  ------------------------------------  --------------
 1.  Offering Date                                       09/05/2012      None                                       N/A

 2.  Trade Date                                          09/05/2012      Must be the same as #1                     YES

 3.  Unit Price of Offering                               $99.663        None                                       N/A

 4.  Price Paid per Unit                                  $99.663        Must not exceed #3                         YES

 5.  Years of Issuer's Operations                            3+          Must be at least three years *             YES

 6.  Underwriting Type                                      FIRM         Must be firm                               YES

 7.  Underwriting Spread                                  0.6505%        Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                         $35,000        None                                       N/A

 9.  Total Size of Offering                            $1,000,000,000    None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $50,000,000      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                CITIGROUP GLOBAL   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate          MARKETS, INC     affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP            Security Description: Corporate Bond

Issuer: NBCUniversal Media LLC                            Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  ------------------  ------------------------------------  -------------
 1.  Offering Date                                       09/28/2012      None                                       N/A

 2.  Trade Date                                          09/28/2012      Must be the same as #1                     YES

 3.  Unit Price of Offering                               $99.817        None                                       N/A

 4.  Price Paid per Unit                                  $99.817        Must not exceed #3                         YES

 5.  Years of Issuer's Operations                            3+          Must be at least three years *             YES

 6.  Underwriting Type                                      FIRM         Must be firm                               YES

 7.  Underwriting Spread                                   0.045%        Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                         $150,000       None                                       N/A

 9.  Total Size of Offering                            $1,000,000,000    None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $45,000,000      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        MORGAN STANLEY &   Must not include Sub-Adviser
     members)                                              CO LLC        affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP             Security Description: Corporate Bond

Issuer: UNITEDHEALTH GROUP INC                             Offering Type:        US Registered
                                                           (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             IN COMPLIANCE
                  REQUIRED INFORMATION                    ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  ----------------  ------------------------------------  --------------
 1.  Offering Date                                      10/17/2012     None                                       N/A

 2.  Trade Date                                         10/17/2012     Must be the same as #1                     YES

 3.  Unit Price of Offering                              $99.842       None                                       N/A

 4.  Price Paid per Unit                                 $99.842       Must not exceed #3                         YES

 5.  Years of Issuer's Operations                          > 3         Must be at least three years *             YES

 6.  Underwriting Type                                     FIRM        Must be firm                               YES

 7.  Underwriting Spread                                  0.450%       Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                        $30,000       None                                       N/A

 9.  Total Size of Offering                            $625,000,000    None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $20,000,000     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                         25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate         J.P. MORGAN     Must not include Sub-Adviser
     members)                                         SECURITIES LLC   affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES         Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP               Security Description: Corporate Bond

Issuer: CC HOLDINGS GS V LLC                                 Offering Type:        144A
                                                             (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                   IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  ----------------------  ------------------------------------  -------------
 1.  Offering Date                                         12/11/2012        None                                       N/A

 2.  Trade Date                                            12/11/2012        Must be the same as #1                     YES

 3.  Unit Price of Offering                                 $100.00          None                                       N/A

 4.  Price Paid per Unit                                    $100.00          Must not exceed #3                         YES

 5.  Years of Issuer's Operations                             > 3            Must be at least three years *             YES

 6.  Underwriting Type                                        FIRM           Must be firm                               YES

 7.  Underwriting Spread                                     1.00%           Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                           $97,000          None                                       N/A

 9.  Total Size of Offering                              $1,000,000,000      None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $47,000,000        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                               25% **
     companies                                                                                                          YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        MERRIL LYNCH, PIERCE   Must not include Sub-Adviser
     members)                                         FENNER & SMITH INC.    affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES            Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP                Security Description: Corporate Bond

Issuer: TEVA PHARMACEUTICAL FINANCE COMPANY                   Offering Type:        US Registered
                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ----------------------------------------------  -----------------------  ------------------------------------  -------------
 1.  Offering Date                                         12/13/2012         None                                       N/A

 2.  Trade Date                                            12/13/2012         Must be the same as #1                     YES

 3.  Unit Price of Offering                                  $99.802          None                                       N/A

 4.  Price Paid per Unit                                     $99.802          Must not exceed #3                         YES

 5.  Years of Issuer's Operations                              > 3            Must be at least three years *             YES

 6.  Underwriting Type                                        FIRM            Must be firm                               YES

 7.  Underwriting Spread                                     0.450%           Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                           $306,000          None                                       N/A

 9.  Total Size of Offering                              $1,300,000,000       None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $103,200,000        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **
     companies                                                                                                           YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   Must not include Sub-Adviser
     members)                                                                 affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES            Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Hyundai Auto Receivables Trust 2012-B A2       Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        07/10/2012       None                                       YES

2.   Trade Date                                           07/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99646        None                                       YES

4.   Price Paid per Unit                                  $99.99646        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.19%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $202,993        None                                       YES

9.   Total Size of Offering                              $389,986,194      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $42,588,492       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Hyundai Auto Receivables Trust 2012-B A3       Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        07/10/2012       None                                       YES

2.   Trade Date                                           07/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.98296        None                                       YES

4.   Price Paid per Unit                                  $99.98296        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.22%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $118,980        None                                       YES

9.   Total Size of Offering                              $468,920,082      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $19,454,684       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 2012-A A2    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       07/11/2012      None                                       YES

2.   Trade Date                                          07/11/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              $99.99746       None                                       YES

4.   Price Paid per Unit                                 $99.99746       Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.20%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $153,996       None                                       YES

9.   Total Size of Offering                             $309,792,131     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $33,219,156      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL   affiliates ***
     members)                                                                                                       YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 2012-A A3    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       07/11/2012      None                                       YES

2.   Trade Date                                          07/11/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              $99.99253       None                                       YES

4.   Price Paid per Unit                                 $99.99253       Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.25%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $101,992       None                                       YES

9.   Total Size of Offering                             $256,980,802     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $17,142,719      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL   affiliates ***
     members)                                                                                                       YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Nippon Telegraph and Telephone Corporation     Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        07/11/2012       None                                       YES

2.   Trade Date                                           07/11/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.865         None                                       YES

4.   Price Paid per Unit                                   $99.865         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $26,964         None                                       YES

9.   Total Size of Offering                              $748,987,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $14,850,924       #10 divided by #9 must not exceed          YES
     the same Sub-Adviser for other investment                             25% **
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser               YES
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Texas Intruments Inc.                          Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       07/30/2012      None                                       YES

2.   Trade Date                                          07/30/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.390        None                                       YES

4.   Price Paid per Unit                                  $99.390        Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.40%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $181,884       None                                       YES

9.   Total Size of Offering                             $745,425,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by                         #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment           $6,893,690      25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL   affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP     Security Description: Corporate Bond

Issuer: Hyundai Auto Receivables Trust 2012-B A2         Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        07/10/2012       None                                       YES

2.   Trade Date                                           07/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99646        None                                       YES

4.   Price Paid per Unit                                  $99.99646        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.19%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $144,995        None                                       YES

9.   Total Size of Offering                              $389,986,194      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $42,588,492       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP   Security Description: Corporate Bond

Issuer: Hyundai Auto Receivables Trust 2012-B A3       Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        07/10/2012       None                                       YES

2.   Trade Date                                           07/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.98296        None                                       YES

4.   Price Paid per Unit                                  $99.98296        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.22%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $84,986         None                                       YES

9.   Total Size of Offering                              $468,920,082      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $19,454,684       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP       Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 2012-A A2        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       07/11/2012      None                                       YES

2.   Trade Date                                          07/11/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              $99.99746       None                                       YES

4.   Price Paid per Unit                                 $99.99746       Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.20%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $109,997       None                                       YES

9.   Total Size of Offering                             $309,792,131     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $33,219,156      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL   affiliates ***
     members)                                                                                                       YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP       Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 2012-A A3        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       07/11/2012      None                                       YES

2.   Trade Date                                          07/11/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              $99.99253       None                                       YES

4.   Price Paid per Unit                                 $99.99253       Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.25%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $72,995        None                                       YES

9.   Total Size of Offering                             $256,980,802     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $17,142,719      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL   affiliates ***
     members)                                                                                                       YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP       Security Description: Corporate Bond

Issuer: Nippon Telegraph and Telephone Corporation         Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        07/11/2012       None                                       YES

2.   Trade Date                                           07/11/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.865         None                                       YES

4.   Price Paid per Unit                                   $99.865         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $46,937         None                                       YES

9.   Total Size of Offering                              $748,987,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $14,850,924       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP        Security Description: Corporate Bond

Issuer: Macquarie Bank Ltd                                  Offering Type:        144A

                                                                                                              IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION          (YES/NO)
---  ---------------------------------------------  ------------------  ------------------------------------  -------------
1.   Offering Date                                       07/19/2012     None                                        YES

2.   Trade Date                                          07/19/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.879       None                                        YES

4.   Price Paid per Unit                                  $99.879       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.25%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $99,879       None                                        YES

9.   Total Size of Offering                             $749,092,500    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $2,996,370     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description:  Corporate Bond

Issuer: Texas Instruments Inc.                               Offering Type:         US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       07/30/2012      None                                       YES

2.   Trade Date                                          07/30/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.390        None                                       YES

4.   Price Paid per Unit                                  $99.390        Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.40%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $36,774        None                                       YES

9.   Total Size of Offering                             $745,425,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $6,893,690      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL   affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description: Corporate Bond

Issuer: Trans-Canada Pipelines                               Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       07/30/2012      None                                       YES

2.   Trade Date                                          07/30/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.921        None                                       YES

4.   Price Paid per Unit                                  $99.921        Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.65%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $64,949        None                                       YES

9.   Total Size of Offering                             $999,210,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $3,996,840      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL   affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Celgene Corporation                            Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  -------------------------------------  -------------
1.   Offering Date                                        08/06/2012      None                                        YES

2.   Trade Date                                           08/06/2012      Must be the same as #1                      YES

3.   Unit Price of Offering                                $99.949        None                                        YES

4.   Price Paid per Unit                                   $99.949        Must not exceed #3                          YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *              YES

6.   Underwriting Type                                       FIRM         Must be firm                                YES

7.   Underwriting Spread                                    0.65%         Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                          $146,925       None                                        YES

9.   Total Size of Offering                              $999,490,000     None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $13,265,231      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH  affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description:  Corporate Bond

Issuer: Santander Drive Auto Receivables Trust 2012-5 A2        Offering Type:         US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                    ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       08/07/2012     None                                        YES

2.   Trade Date                                          08/07/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                              $99.99685      None                                        YES

4.   Price Paid per Unit                                 $99.99685      Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.17%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $94,997       None                                        YES

9.   Total Size of Offering                             $339,989,290    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $20,351,359     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: Corporate Bond

Issuer: Santander Drive Auto Receivables Trust 2012-5 A3        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       08/07/2012     None                                        YES

2.   Trade Date                                          08/07/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                              $99.99495      None                                        YES

4.   Price Paid per Unit                                 $99.99495      Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.20%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $59,997       None                                        YES

9.   Total Size of Offering                             $174,191,203    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $11,519,418     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                CITIGROUP GLOBAL  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate            MARKETS       affiliates ***
     members)                                                                                                       YES

12.  If the affiliate was lead or co-lead manager,          YES
     was the instruction listed below given to the                      Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: Cenovus Energy Inc                              Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------  -------------------------------------  -------------
1.   Offering Date                                     08/14/2012    None                                        YES

2.   Trade Date                                        08/14/2012    Must be the same as #1                      YES

3.   Unit Price of Offering                              $99.129     None                                        YES

4.   Price Paid per Unit                                 $99.129     Must not exceed #3                          YES

5.   Years of Issuer's Operations                      MORE THAN 3   Must be at least three years *              YES

6.   Underwriting Type                                    FIRM       Must be firm                                YES

7.   Underwriting Spread                                  0.65%      Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                        $24,782     None                                        YES

9.   Total Size of Offering                           $495,645,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $10,821,913   #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                       25% **
     companies                                                                                                   YES

11.  Underwriter(s) from whom the Fund                               Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        DEUTSCHE BANK  affiliates ***
     members)                                          SECURITIES                                                YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES       Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Cenovus Energy Inc                             Offering Type:        US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -----------------------  -------------------------------------  -------------
1.   Offering Date                                         08/14/2012        None                                        YES

2.   Trade Date                                            08/14/2012        Must be the same as #1                      YES

3.   Unit Price of Offering                                  $99.782         None                                        YES

4.   Price Paid per Unit                                     $99.782         Must not exceed #3                          YES

5.   Years of Issuer's Operations                          MORE THAN 3       Must be at least three years *              YES

6.   Underwriting Type                                        FIRM           Must be firm                                YES

7.   Underwriting Spread                                      0.88%          Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                            $57,874         None                                        YES

9.   Total Size of Offering                               $748,365,000       None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $13,914,600       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                               25% **
     companies                                                                                                           YES

11.  Underwriter(s) from whom the Fund                                       Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.  affiliates ***
     members)                                                                                                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                        YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Liberty Mutual Group Inc                       Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       08/14/2012     None                                        YES

2.   Trade Date                                          08/14/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $102.464      None                                        YES

4.   Price Paid per Unit                                  $102.464      Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.65%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $44,060       None                                        YES

9.   Total Size of Offering                             $256,160,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $4,602,683     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Illinois Tools Works Inc.                      Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  -------------------------------------  -------------
1.   Offering Date                                        08/21/2012      None                                        YES

2.   Trade Date                                           08/21/2012      Must be the same as #1                      YES

3.   Unit Price of Offering                                $99.038        None                                        YES

4.   Price Paid per Unit                                   $99.038        Must not exceed #3                          YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *              YES

6.   Underwriting Type                                       FIRM         Must be firm                                YES

7.   Underwriting Spread                                    0.88%         Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                          $277,306       None                                        YES

9.   Total Size of Offering                             $1,089,418,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $34,322,609      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH  affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Celgene Corporation                                   Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  -------------------------------------  -------------
1.   Offering Date                                        08/06/2012      None                                        YES

2.   Trade Date                                           08/06/2012      Must be the same as #1                      YES

3.   Unit Price of Offering                                $99.786        None                                        YES

4.   Price Paid per Unit                                   $99.786        Must not exceed #3                          YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *              YES

6.   Underwriting Type                                       FIRM         Must be firm                                YES

7.   Underwriting Spread                                    0.60%         Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                          $73,842        None                                        YES

9.   Total Size of Offering                              $498,930,000     None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $13,775,457      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH  affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Santander Drive Auto Receivables Trust 2012-5 A2       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       08/07/2012     None                                        YES

2.   Trade Date                                          08/07/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                              $99.99685      None                                        YES

4.   Price Paid per Unit                                 $99.99685      Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.17%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $157,995      None                                        YES

9.   Total Size of Offering                             $339,989,290    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $20,351,359     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: Corporate Bond

Issuer: Santander Drive Auto Receivables Trust 2012-5 A3        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       08/07/2012     None                                        YES

2.   Trade Date                                          08/07/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                              $99.99495      None                                        YES

4.   Price Paid per Unit                                 $99.99495      Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.20%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $119,994      None                                        YES

9.   Total Size of Offering                             $174,191,203    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $11,519,418     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description: Corporate Bond

Issuer: Cenovus Energy Inc                                   Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------  -------------------------------------  -------------
1.   Offering Date                                     08/14/2012    None                                        YES

2.   Trade Date                                        08/14/2012    Must be the same as #1                      YES

3.   Unit Price of Offering                              $99.129     None                                        YES

4.   Price Paid per Unit                                 $99.129     Must not exceed #3                          YES

5.   Years of Issuer's Operations                      MORE THAN 3   Must be at least three years *              YES

6.   Underwriting Type                                    FIRM       Must be firm                                YES

7.   Underwriting Spread                                  0.65%      Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                        $27,756     None                                        YES

9.   Total Size of Offering                           $495,645,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $10,821,913   #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                       25% **
     companies                                                                                                   YES

11.  Underwriter(s) from whom the Fund                               Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        DEUTSCHE BANK  affiliates ***
     members)                                          SECURITIES                                                YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES       Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP          Security Description: Corporate Bond

Issuer: Illinois Tools Works Inc.                   Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  -------------------------------------  -------------
1.   Offering Date                                        08/21/2012      None                                        YES

2.   Trade Date                                           08/21/2012      Must be the same as #1                      YES

3.   Unit Price of Offering                                $99.038        None                                        YES

4.   Price Paid per Unit                                   $99.038        Must not exceed #3                          YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *              YES

6.   Underwriting Type                                       FIRM         Must be firm                                YES

7.   Underwriting Spread                                    0.88%         Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                          $190,153       None                                        YES

9.   Total Size of Offering                             $1,089,418,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $34,322,609      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH  affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP          Security Description: Corporate Bond

Issuer: Bank of Montreal                            Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  -------------------------------------  -------------
1.   Offering Date                                        09/04/2012      None                                        YES

2.   Trade Date                                           09/04/2012      Must be the same as #1                      YES

3.   Unit Price of Offering                                $99.846        None                                        YES

4.   Price Paid per Unit                                   $99.846        Must not exceed #3                          YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *              YES

6.   Underwriting Type                                       FIRM         Must be firm                                YES

7.   Underwriting Spread                                    0.35%         Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                          $270,583       None                                        YES

9.   Total Size of Offering                              $998,460,000     None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $30,153,492      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND  affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,           YES
     was the instruction listed below given to the                        Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP           Security Description: Corporate Bond

Issuer: WellPoint, Inc.                              Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       09/05/2012     None                                        YES

2.   Trade Date                                          09/05/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.663       None                                        YES

4.   Price Paid per Unit                                  $99.663       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.65%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $27,906       None                                        YES

9.   Total Size of Offering                             $996,630,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $6,617,623     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: WellPoint, Inc.                                Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------  -------------------------------------  -------------
1.   Offering Date                                     09/05/2012    None                                        YES

2.   Trade Date                                        09/05/2012    Must be the same as #1                      YES

3.   Unit Price of Offering                              $99.421     None                                        YES

4.   Price Paid per Unit                                 $99.421     Must not exceed #3                          YES

5.   Years of Issuer's Operations                      MORE THAN 3   Must be at least three years *              YES

6.   Underwriting Type                                    FIRM       Must be firm                                YES

7.   Underwriting Spread                                  0.88%      Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                        $53,687     None                                        YES

9.   Total Size of Offering                           $994,210,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $7,480,436    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                       25% **
     companies                                                                                                   YES

11.  Underwriter(s) from whom the Fund                               Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        DEUTSCHE BANK  affiliates ***
     members)                                          SECURITIES                                                YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES       Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: EOG Resources Inc                              Offering Type:        US Registered

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  -------------------------------------  -------------
1.   Offering Date                                        09/05/2012       None                                        YES

2.   Trade Date                                           09/05/2012       Must be the same as #1                      YES

3.   Unit Price of Offering                                 $99.381        None                                        YES

4.   Price Paid per Unit                                    $99.381        Must not exceed #3                          YES

5.   Years of Issuer's Operations                         MORE THAN 3      Must be at least three years *              YES

6.   Underwriting Type                                       FIRM          Must be firm                                YES

7.   Underwriting Spread                                     0.65%         Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                           $35,777        None                                        YES

9.   Total Size of Offering                             $1,242,262,500     None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $24,434,806      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                         YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        WELLS FARGO ADVISOR  affiliates ***
     members)                                                                                                          YES

12.  If the affiliate was lead or co-lead manager,            YES
     was the instruction listed below given to the                         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Walgreen Co.                                   Offering Type:        US Registered

                                                                                                                IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  -------------------------------------  -------------
1.   Offering Date                                       09/10/2012      None                                        YES

2.   Trade Date                                          09/10/2012      Must be the same as #1                      YES

3.   Unit Price of Offering                                $99.889       None                                        YES

4.   Price Paid per Unit                                   $99.889       Must not exceed #3                          YES

5.   Years of Issuer's Operations                        MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM         Must be firm                                YES

7.   Underwriting Spread                                    0.65%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $116,870       None                                        YES

9.   Total Size of Offering                            $1,198,668,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $13,510,986     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **
     companies                                                                                                       YES

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        GOLDMAN SACHS AND  affiliates ***
     members)                                              COMPANY                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP           Security Description: Corporate Bond

Issuer: Transocean Inc.                              Offering Type:        US Registered

                                                                                                                   IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------------  -------------------------------------  -------------
1.   Offering Date                                         09/10/2012       None                                        YES

2.   Trade Date                                            09/10/2012       Must be the same as #1                      YES

3.   Unit Price of Offering                                 $99.309         None                                        YES

4.   Price Paid per Unit                                    $99.309         Must not exceed #3                          YES

5.   Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *              YES

6.   Underwriting Type                                        FIRM          Must be firm                                YES

7.   Underwriting Spread                                     0.65%          Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                           $48,661         None                                        YES

9.   Total Size of Offering                               $744,817,500      None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $16,902,392       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **
     companies                                                                                                          YES

11.  Underwriter(s) from whom the Fund                                      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC  affiliates ***
     members)                                                                                                           YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP         Security Description: Corporate Bond

Issuer: Merck & Co., Inc.                          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/10/2012       None                                       YES

2.   Trade Date                                           09/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.965         None                                       YES

4.   Price Paid per Unit                                   $99.965         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $61,978         None                                       YES

9.   Total Size of Offering                              $999,650,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $6,303,793       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: PECO Energy Company                            Offering Type:        US Registered

                                                                                                          IN COMPLIANCE
                  REQUIRED INFORMATION                  ANSWER             APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------  ------------------------------------  -------------
1.   Offering Date                                    09/10/2012    None                                       YES

2.   Trade Date                                       09/10/2012    Must be the same as #1                     YES

3.   Unit Price of Offering                             $99.912     None                                       YES

4.   Price Paid per Unit                                $99.912     Must not exceed #3                         YES

5.   Years of Issuer's Operations                     MORE THAN 3   Must be at least three years *             YES

6.   Underwriting Type                                   FIRM       Must be firm                               YES

7.   Underwriting Spread                                 0.65%      Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       $99,912     None                                       YES

9.   Total Size of Offering                          $349,692,000   None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      $11,664,726   #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                      25% **
     companies                                                                                                 YES

11.  Underwriter(s) from whom the Fund                              Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BNP PARIBAS   affiliates ***
     members)                                         SECURITIES                                               YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the        YES       Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Conagra Foods Inc                              Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/10/2012       None                                       YES

2.   Trade Date                                           09/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.762         None                                       YES

4.   Price Paid per Unit                                   $99.762         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $28,931         None                                       YES

9.   Total Size of Offering                              $249,405,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $3,632,334       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                  Security Description: Corporate Bond

Issuer: GE Equipment Midticket LLC, Series 2012-1 A2        Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/19/2012       None                                       YES

2.   Trade Date                                           09/19/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99251        None                                       YES

4.   Price Paid per Unit                                  $99.99251        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.18%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $349,974        None                                       YES

9.   Total Size of Offering                              $150,988,690      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $12,599,056       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                  Security Description: Corporate Bond

Issuer: GE Equipment Midticket LLC, Series 2012-1 A3        Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/19/2012       None                                       YES

2.   Trade Date                                           09/19/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.98367        None                                       YES

4.   Price Paid per Unit                                  $99.98367        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.25%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $399,935        None                                       YES

9.   Total Size of Offering                              $180,470,524      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $15,797,420       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                   Security Description: Corporate Bond

Issuer: GE Equipment Midticket LLC, Series 2012-1 A4         Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/19/2012       None                                       YES

2.   Trade Date                                           09/19/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.98341        None                                       YES

4.   Price Paid per Unit                                  $99.98341        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.31%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $149,975        None                                       YES

9.   Total Size of Offering                              $65,779,085       None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $5,369,109       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: WEA Finance                                    Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       09/24/2012     None                                        YES

2.   Trade Date                                          09/24/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $98.762       None                                        YES

4.   Price Paid per Unit                                  $98.762       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.40%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $103,700      None                                        YES

9.   Total Size of Offering                             $493,810,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $6,913,340     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,          YES
     was the instruction listed below given to the                      Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: United Parcel Service                          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/24/2012       None                                       YES

2.   Trade Date                                           09/24/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.867         None                                       YES

4.   Price Paid per Unit                                   $99.867         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $28,961         None                                       YES

9.   Total Size of Offering                              $998,670,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $13,659,808       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Canadian Imperial Bank                         Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       09/24/2012     None                                        YES

2.   Trade Date                                          09/24/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.970       None                                        YES

4.   Price Paid per Unit                                  $99.970       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.25%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $86,974       None                                        YES

9.   Total Size of Offering                             $999,700,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $16,081,174     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Watson Pharmaceuticals, Inc.                   Offering Type:        US Registered

                                                                                                                   IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -----------------------  ------------------------------------  -------------
1.   Offering Date                                         09/27/2012        None                                       YES

2.   Trade Date                                            09/27/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.165          None                                       YES

4.   Price Paid per Unit                                    $99.165          Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.65%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $37,683          None                                       YES

9.   Total Size of Offering                              $1,685,805,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $16,082,580        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                               25% **
     companies                                                                                                          YES

11.  Underwriter(s) from whom the Fund                                       Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        WELLS FARGO ADVISORS   affiliates ***
     members)                                                                                                           YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES            Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: NBCUniversal Media LLC                          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/28/2012       None                                       YES

2.   Trade Date                                           09/28/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.659         None                                       YES

4.   Price Paid per Unit                                   $99.659         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.88%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $169,420        None                                       YES

9.   Total Size of Offering                              $996,590,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $11,182,736       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description: Corporate Bond

Issuer: Bank of Montreal                                     Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/04/2012       None                                       YES

2.   Trade Date                                           09/04/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.846         None                                       YES

4.   Price Paid per Unit                                   $99.846         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $138,786        None                                       YES

9.   Total Size of Offering                              $998,460,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $30,153,492       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: WellPoint, Inc.                                       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       09/05/2012     None                                        YES

2.   Trade Date                                          09/05/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.663       None                                        YES

4.   Price Paid per Unit                                  $99.663       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.65%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $20,929       None                                        YES

9.   Total Size of Offering                             $996,630,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $6,617,623     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: EOG Resources Inc                                     Offering Type:        US Registered

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                        09/05/2012        None                                       YES

2.   Trade Date                                           09/05/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.381         None                                       YES

4.   Price Paid per Unit                                    $99.381         Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.65%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $46,709         None                                       YES

9.   Total Size of Offering                             $1,242,262,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $24,434,806       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **
     companies                                                                                                         YES

11.  Underwriter(s) from whom the Fund                                      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        WELLS FARGO ADVISOR   affiliates ***
     members)                                                                                                          YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Walgreen Co.                                          Offering Type:        US Registered

                                                                                                                IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  ------------------------------------  -------------
1.   Offering Date                                       09/10/2012       None                                       YES

2.   Trade Date                                          09/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.889        None                                       YES

4.   Price Paid per Unit                                   $99.889        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.65%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $93,896        None                                       YES

9.   Total Size of Offering                            $1,198,668,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $13,510,986      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                       YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        GOLDMAN SACHS AND   affiliates ***
     members)                                              COMPANY                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Transocean Inc.                                       Offering Type:        US Registered

                                                                                                                   IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -----------------------  ------------------------------------  -------------
1.   Offering Date                                         09/10/2012        None                                       YES

2.   Trade Date                                            09/10/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.309          None                                       YES

4.   Price Paid per Unit                                    $99.309          Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.65%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $32,772          None                                       YES

9.   Total Size of Offering                               $744,817,500       None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $16,902,392        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                               25% **
     companies                                                                                                          YES

11.  Underwriter(s) from whom the Fund                                       Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC   affiliates ***
     members)                                                                                                           YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES            Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Merck & Co., Inc.                                      Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/10/2012       None                                       YES

2.   Trade Date                                           09/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.965         None                                       YES

4.   Price Paid per Unit                                   $99.965         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $40,986         None                                       YES

9.   Total Size of Offering                              $999,650,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $6,303,793       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP        Security Description: Corporate Bond

Issuer: Public Service Electric and Gas Company             Offering Type:        US Registered

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                        09/10/2012        None                                       YES

2.   Trade Date                                           09/10/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.513         None                                       YES

4.   Price Paid per Unit                                    $99.513         Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.75%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $48,761         None                                       YES

9.   Total Size of Offering                              $348,295,500       None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $2,480,859        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **
     companies                                                                                                         YES

11.  Underwriter(s) from whom the Fund                                      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        RBS SECURITIES INC.   affiliates ***
     members)                                                                                                          YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical AllocationVP          Security Description: Corporate Bond

Issuer: PECO Energy Company                                  Offering Type:        US Registered

                                                                                                          IN COMPLIANCE
                  REQUIRED INFORMATION                  ANSWER             APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------  ------------------------------------  -------------
1.   Offering Date                                    09/10/2012    None                                       YES

2.   Trade Date                                       09/10/2012    Must be the same as #1                     YES

3.   Unit Price of Offering                             $99.912     None                                       YES

4.   Price Paid per Unit                                $99.912     Must not exceed #3                         YES

5.   Years of Issuer's Operations                     MORE THAN 3   Must be at least three years *             YES

6.   Underwriting Type                                   FIRM       Must be firm                               YES

7.   Underwriting Spread                                 0.65%      Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       $99,912     None                                       YES

9.   Total Size of Offering                          $349,692,000   None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      $11,664,726   #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                      25% **
     companies                                                                                                 YES

11.  Underwriter(s) from whom the Fund                              Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BNP PARIBAS   affiliates ***
     members)                                         SECURITIES                                               YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the        YES       Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                              YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description: Corporate Bond

Issuer: Conagra Foods Inc                                    Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/10/2012       None                                       YES

2.   Trade Date                                           09/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.762         None                                       YES

4.   Price Paid per Unit                                   $99.762         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $25,938         None                                       YES

9.   Total Size of Offering                              $249,405,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $3,632,334       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Novartis Capital Corporation                          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/18/2012       None                                       YES

2.   Trade Date                                           09/18/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.225         None                                       YES

4.   Price Paid per Unit                                   $99.225         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $79,380         None                                       YES

9.   Total Size of Offering                             $1,488,375,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $3,075,975
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                                             25% **                                     YES

11.  Underwriter(s) from whom the Fund                MORGAN STANLEY AND
     purchased (attach a list of ALL syndicate             COMPANY         Must not include Sub-Adviser
     members)                                                              affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES
     broker(s) named in #11? ****                                          Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: WEA Finance                                           Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       09/24/2012     None                                        YES

2.   Trade Date                                          09/24/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $98.762       None                                        YES

4.   Price Paid per Unit                                  $98.762       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.40%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $103,700      None                                        YES

9.   Total Size of Offering                             $493,810,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $6,913,340     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: United Parcel Service                                 Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        09/24/2012       None                                       YES

2.   Trade Date                                           09/24/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.867         None                                       YES

4.   Price Paid per Unit                                   $99.867         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $28,961         None                                       YES

9.   Total Size of Offering                              $998,670,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $13,659,808       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description: Corporate Bond

Issuer: Canadian Imperial Bank                               Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       09/24/2012     None                                        YES

2.   Trade Date                                          09/24/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.970       None                                        YES

4.   Price Paid per Unit                                  $99.970       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.25%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $44,987       None                                        YES

9.   Total Size of Offering                             $999,700,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $16,081,174     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Watson Pharmaceuticals, Inc.                          Offering Type:        US Registered

                                                                                                                   IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -----------------------  ------------------------------------  -------------
1.   Offering Date                                         09/27/2012        None                                       YES

2.   Trade Date                                            09/27/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.165          None                                       YES

4.   Price Paid per Unit                                    $99.165          Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.65%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $24,791          None                                       YES

9.   Total Size of Offering                              $1,685,805,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $16,082,580        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                               25% **
     companies                                                                                                          YES

11.  Underwriter(s) from whom the Fund                                       Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        WELLS FARGO ADVISORS   affiliates ***
     members)                                                                                                           YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES            Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP            Security Description: Corporate Bond

Issuer: General Electric Company                      Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       10/01/2012     None                                        YES

2.   Trade Date                                          10/01/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.765       None                                        YES

4.   Price Paid per Unit                                  $99.765       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.35%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $63,850       None                                        YES

9.   Total Size of Offering                            $2,992,950,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $6,488,716     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP           Security Description: Corporate Bond

Issuer: Heineken N.V.                                Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       10/02/2012     None                                        YES

2.   Trade Date                                          10/02/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.670       None                                        YES

4.   Price Paid per Unit                                  $99.670       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.35%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $39,868       None                                        YES

9.   Total Size of Offering                            $1,245,875,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $23,716,477     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                     Security Description: Corporate Bond

Issuer: Santander Drive Auto Receivables Trust 2012-6 A2       Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------  ------------------------------------  -------------
1.   Offering Date                                     10/03/2012     None                                       YES

2.   Trade Date                                        10/03/2012     Must be the same as #1                     YES

3.   Unit Price of Offering                             $99.99277     None                                       YES

4.   Price Paid per Unit                                $99.99277     Must not exceed #3                         YES

5.   Years of Issuer's Operations                      MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM        Must be firm                               YES

7.   Underwriting Spread                                  0.17%       Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       $299,978      None                                       YES

9.   Total Size of Offering                           $390,821,742    None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $32,797,629    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                        25% **
     companies                                                                                                   YES

11.  Underwriter(s) from whom the Fund                                Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        DEUTSCHE BANK   affiliates ***
     members)                                          SECURITIES                                                YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES        Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: Corporate Bond

Issuer: Santander Drive Auto Receivables Trust 2012-6 A3        Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------  ------------------------------------  -------------
1.   Offering Date                                     10/03/2012     None                                       YES

2.   Trade Date                                        10/03/2012     Must be the same as #1                     YES

3.   Unit Price of Offering                             $99.99477     None                                       YES

4.   Price Paid per Unit                                $99.99477     Must not exceed #3                         YES

5.   Years of Issuer's Operations                      MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM        Must be firm                               YES

7.   Underwriting Spread                                  0.20%       Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                        $43,998      None                                       YES

9.   Total Size of Offering                           $162,691,491    None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $9,544,501     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                        25% **
     companies                                                                                                   YES

11.  Underwriter(s) from whom the Fund                                Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        DEUTSCHE BANK   affiliates ***
     members)                                          SECURITIES                                                YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES        Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: CarMax Auto Owner Trust 2012-3 A2               Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/03/2012       None                                       YES

2.   Trade Date                                           10/03/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99726        None                                       YES

4.   Price Paid per Unit                                  $99.99726        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.19%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $248,993        None                                       YES

9.   Total Size of Offering                              $303,983,341      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $16,170,557       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,           YES
     was the instruction listed below given to the                         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: ERAC USA Finance LLC                            Offering Type:        144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/10/2012       None                                       YES

2.   Trade Date                                           10/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $107.597        None                                       YES

4.   Price Paid per Unit                                   $107.597        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.88%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $25,823         None                                       YES

9.   Total Size of Offering                              $268,992,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $2,910,499       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: CSX Corp                                        Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.635         None                                       YES

4.   Price Paid per Unit                                   $99.635         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.88%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $15,942         None                                       YES

9.   Total Size of Offering                              $797,080,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $8,155,125       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: UnitedHealth Group Inc                          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.842         None                                       YES

4.   Price Paid per Unit                                   $99.842         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $22,964         None                                       YES

9.   Total Size of Offering                              $624,012,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $8,758,140       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                Security Description: Corporate Bond

Issuer: Nissan Auto Lease Trust 2012-B A2A                Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99668        None                                       YES

4.   Price Paid per Unit                                  $99.99668        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.20%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $156,995        None                                       YES

9.   Total Size of Offering                              $142,995,252      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $33,966,872       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,           YES
     was the instruction listed below given to the                         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: Texas Eastern Transmission LP                   Offering Type:        144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/19/2012       None                                       YES

2.   Trade Date                                           10/19/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.802         None                                       YES

4.   Price Paid per Unit                                   $99.802         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.65%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $80,840         None                                       YES

9.   Total Size of Offering                              $499,010,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $11,851,488       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        RBC CAPITAL MARKET   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                   Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 2012-B A2          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99586        None                                       YES

4.   Price Paid per Unit                                  $99.99586        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.20%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $204,992        None                                       YES

9.   Total Size of Offering                              $217,990,975      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $51,624,863       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description: Corporate Bond

Issuer: General Electric Company                             Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       10/01/2012     None                                        YES

2.   Trade Date                                          10/01/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.765       None                                        YES

4.   Price Paid per Unit                                  $99.765       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.35%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $63,850       None                                        YES

9.   Total Size of Offering                            $2,992,950,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $6,488,716     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **                                      YES
     companies

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***                              YES
     members)                                             MARKETS

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"                      YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Heineken N.V.                                          Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       10/02/2012     None                                        YES

2.   Trade Date                                          10/02/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.670       None                                        YES

4.   Price Paid per Unit                                  $99.670       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.35%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $59,802       None                                        YES

9.   Total Size of Offering                            $1,245,875,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $23,716,477     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: ERAC USA Finance LLC                                  Offering Type:        144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/10/2012       None                                       YES

2.   Trade Date                                           10/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $107.597        None                                       YES

4.   Price Paid per Unit                                   $107.597        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.88%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $19,367         None                                       YES

9.   Total Size of Offering                              $268,992,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $2,910,499       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: CSX Corp                                               Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.635         None                                       YES

4.   Price Paid per Unit                                   $99.635         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.88%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $26,901         None                                       YES

9.   Total Size of Offering                              $797,080,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $8,155,125       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: UnitedHealth Group Inc                                 Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.842         None                                       YES

4.   Price Paid per Unit                                   $99.842         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $37,940         None                                       YES

9.   Total Size of Offering                              $624,012,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $8,758,140       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                BOFA MERRILL LYNCH   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                             affiliates ***
     members)                                                                                                         YES
                                                             YES
12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the                         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Nissan Auto Lease Trust 2012-B A2A                     Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99668        None                                       YES

4.   Price Paid per Unit                                  $99.99668        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.20%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $156,995        None                                       YES

9.   Total Size of Offering                              $142,995,252      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $33,966,872       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,           YES
     was the instruction listed below given to the                         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Texas Eastern Transmission LP                          Offering Type:        144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/19/2012       None                                       YES

2.   Trade Date                                           10/19/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.802         None                                       YES

4.   Price Paid per Unit                                   $99.802         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.65%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $128,745        None                                       YES

9.   Total Size of Offering                              $499,010,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $11,851,488       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        RBC CAPITAL MARKET   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,           YES
     was the instruction listed below given to the                         Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP         Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 2012-B A2          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/17/2012       None                                       YES

2.   Trade Date                                           10/17/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               $99.99586        None                                       YES

4.   Price Paid per Unit                                  $99.99586        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.20%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $204,992        None                                       YES

9.   Total Size of Offering                              $217,990,975      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $51,624,863       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***                             YES
     members)                                              COMPANY

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                Security Description: Corporate Bond

Issuer: Bank of Montreal                                  Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/01/2012       None                                       YES

2.   Trade Date                                           11/01/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.877         None                                       YES

4.   Price Paid per Unit                                   $99.877         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $84,895         None                                       YES

9.   Total Size of Offering                              $998,770,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $16,495,685       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                Security Description: Corporate Bond

Issuer: Microsoft Corporation                             Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/02/2012       None                                       YES

2.   Trade Date                                           11/02/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.423         None                                       YES

4.   Price Paid per Unit                                   $99.423         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $22,867         None                                       YES

9.   Total Size of Offering                              $596,538,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $22,106,704       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        UBS SECURITIES LLC   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: Microsoft Corporation                           Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/02/2012       None                                       YES

2.   Trade Date                                           11/02/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.427         None                                       YES

4.   Price Paid per Unit                                   $99.427         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $33,805         None                                       YES

9.   Total Size of Offering                              $745,702,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $6,569,142       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        UBS SECURITIES LLC   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: AbbVie Inc                                     Offering Type:        144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/05/2012       None                                       YES

2.   Trade Date                                           11/05/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.791         None                                       YES

4.   Price Paid per Unit                                   $99.791         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $133,720        None                                       YES

9.   Total Size of Offering                             $3,991,640,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $80,082,278       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: The Dow Chemical Company                        Offering Type:        US Registered

                                                                                                              IN COMPLIANCE
                  REQUIRED INFORMATION                    ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  ------------------------------------  -------------
1.   Offering Date                                      11/06/2012      None                                       YES

2.   Trade Date                                         11/06/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                               $98.266       None                                       YES

4.   Price Paid per Unit                                  $98.266       Must not exceed #3                         YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *             YES

6.   Underwriting Type                                     FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.45%        Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                         $79,595       None                                       YES

9.   Total Size of Offering                           $1,228,325,000    None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $7,366,019      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        HSBC SECURITIES   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP               Security Description: Corporate Bond

Issuer: Turlock Corporation/Eaton                        Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       11/14/2012     None                                        YES

2.   Trade Date                                          11/14/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.688       None                                        YES

4.   Price Paid per Unit                                  $99.688       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.88%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $20,934       None                                        YES

9.   Total Size of Offering                             $697,816,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $8,939,023     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Turlock Corporation/Eaton                      Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       11/14/2012     None                                        YES

2.   Trade Date                                          11/14/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.891       None                                        YES

4.   Price Paid per Unit                                  $99.891       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.60%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $21,976       None                                        YES

9.   Total Size of Offering                             $998,910,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $27,899,556    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY    affiliates ***
     members)                                           AND COMPANY                                                 YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: Corporate Bond

Issuer: Americredit Automobile Receivables Trust 2012-5 A2      Offering Type:        US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------------  ------------------------------------  -------------
1.   Offering Date                                         11/14/2012         None                                       YES

2.   Trade Date                                            11/14/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.99768         None                                       YES

4.   Price Paid per Unit                                    $99.99768         Must not exceed #3                         YES

5.   Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                      0.25%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $124,997          None                                       YES

9.   Total Size of Offering                               $315,292,685        None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $51,598,803        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **
     companies                                                                                                           YES

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   affiliates ***
     members)                                                                                                            YES

12.  If the affiliate was lead or co-lead manager,             YES
     was the instruction listed below given to the                            Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                        YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Corporate Bond

Issuer: Americredit Automobile Receivables Trust 2012-5 A3        Offering Type:        US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------------  ------------------------------------  -------------
1.   Offering Date                                         11/14/2012         None                                       YES

2.   Trade Date                                            11/14/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.98546         None                                       YES

4.   Price Paid per Unit                                    $99.98546         Must not exceed #3                         YES

5.   Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                      0.35%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                            $47,993          None                                       YES

9.   Total Size of Offering                               $191,562,143        None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $5,919,139         #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES            Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: Macy's Retail Holdings Inc.                     Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------  ------------------------------------  -------------
1.   Offering Date                                     11/14/2012     None                                       YES

2.   Trade Date                                        11/14/2012     Must be the same as #1                     YES

3.   Unit Price of Offering                              $99.862      None                                       YES

4.   Price Paid per Unit                                 $99.862      Must not exceed #3                         YES

5.   Years of Issuer's Operations                      MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM        Must be firm                               YES

7.   Underwriting Spread                                  0.65%       Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                        $73,898      None                                       YES

9.   Total Size of Offering                           $748,965,000    None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $7,436,723     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                        25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CREDIT SUISSE   affiliates ***                             YES
     members)                                          SECURITIES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES        Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: National Oilwell Varco, Inc.                   Offering Type:        US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------------  ------------------------------------  -------------
1.   Offering Date                                         11/15/2012         None                                       YES

2.   Trade Date                                            11/15/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                  $99.903          None                                       YES

4.   Price Paid per Unit                                     $99.903          Must not exceed #3                         YES

5.   Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                      0.60%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                            $25,975          None                                       YES

9.   Total Size of Offering                               $499,515,000        None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $4,736,401         #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,             YES
     was the instruction listed below given to the                            Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Cox Communications Inc                         Offering Type:        144A

                                                                                                                   IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -----------------------  ------------------------------------  -------------
1.   Offering Date                                         11/26/2012        None                                       YES

2.   Trade Date                                            11/26/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.846          None                                       YES

4.   Price Paid per Unit                                    $99.846          Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.65%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $54,915          None                                       YES

9.   Total Size of Offering                               $998,460,000       None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $4,470,105        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                               25% **
     companies                                                                                                          YES

11.  Underwriter(s) from whom the Fund                                       Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        WELLS FARGO ADVISORS   affiliates ***
     members)                                                                                                           YES

12.  If the affiliate was lead or co-lead manager,            YES
     was the instruction listed below given to the                           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: The Walt Disney Company                        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       11/27/2012     None                                        YES

2.   Trade Date                                          11/27/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.255       None                                        YES

4.   Price Paid per Unit                                  $99.255       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.20%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $32,754       None                                        YES

9.   Total Size of Offering                             $496,275,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $25,884,711     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP            Security Description: Corporate Bond

Issuer: American Electric Power Company               Offering Type:        US Registered

                                                                                                                IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  ------------------------------------  -------------
1.   Offering Date                                       11/28/2012       None                                       YES

2.   Trade Date                                          11/28/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.884        None                                       YES

4.   Price Paid per Unit                                   $99.884        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $31,963        None                                       YES

9.   Total Size of Offering                             $549,362,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $4,620,634       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                       YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        GOLDMAN SACHS AND   affiliates ***
     members)                                              COMPANY                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP            Security Description: Corporate Bond

Issuer: Apache Corporation                            Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       11/28/2012     None                                        YES

2.   Trade Date                                          11/28/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.469       None                                        YES

4.   Price Paid per Unit                                  $99.469       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.65%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $84,549       None                                        YES

9.   Total Size of Offering                            $1,193,628,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $9,894,181     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP            Security Description: Corporate Bond

Issuer: Costco Wholesale Corp.                        Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/28/2012       None                                       YES

2.   Trade Date                                           11/28/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.881         None                                       YES

4.   Price Paid per Unit                                   $99.881         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.25%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $98,882         None                                       YES

9.   Total Size of Offering                             $1,198,572,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $31,311,695       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP              Security Description: Corporate Bond

Issuer: McKesson Corporation                            Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/29/2012       None                                       YES

2.   Trade Date                                           11/29/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.897         None                                       YES

4.   Price Paid per Unit                                   $99.897         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $18,980         None                                       YES

9.   Total Size of Offering                              $499,485,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $7,992,759       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Caterpillar Financial Services Corporation            Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/01/2012       None                                       YES

2.   Trade Date                                           11/01/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.865         None                                       YES

4.   Price Paid per Unit                                   $99.865         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $42,942         None                                       YES

9.   Total Size of Offering                              $599,190,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $8,937,918       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,           YES
     was the instruction listed below given to the                         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Bank of Montreal                                       Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/01/2012       None                                       YES

2.   Trade Date                                           11/01/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.877         None                                       YES

4.   Price Paid per Unit                                   $99.877         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $246,696        None                                       YES

9.   Total Size of Offering                              $998,770,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $16,495,685       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: Corporate Bond

Issuer: Microsoft Corporation                                   Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/02/2012       None                                       YES

2.   Trade Date                                           11/02/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.423         None                                       YES

4.   Price Paid per Unit                                   $99.423         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $21,873         None                                       YES

9.   Total Size of Offering                              $596,538,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $22,106,704       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        UBS SECURITIES LLC   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,           YES
     was the instruction listed below given to the                         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: Corporate Bond

Issuer: AbbVie Inc                                              Offering Type:        144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/05/2012       None                                       YES

2.   Trade Date                                           11/05/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.791         None                                       YES

4.   Price Paid per Unit                                   $99.791         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $160,664        None                                       YES

9.   Total Size of Offering                             $3,991,640,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $80,082,278       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Turlock Corporation/Eaton                             Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       11/14/2012     None                                        YES

2.   Trade Date                                          11/14/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.688       None                                        YES

4.   Price Paid per Unit                                  $99.688       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.88%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $20,934       None                                        YES

9.   Total Size of Offering                             $697,816,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $8,939,023     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP             Security Description: Corporate Bond

Issuer: Turlock Corporation/Eaton                                Offering Type:        144A

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/14/2012       None                                       YES

2.   Trade Date                                           11/14/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.891         None                                       YES

4.   Price Paid per Unit                                   $99.891         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $26,971         None                                       YES

9.   Total Size of Offering                              $998,910,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $27,899,556       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY AND   affiliates ***
     members)                                              COMPANY                                                    YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Macy's Retail Holdings Inc.                           Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------  ------------------------------------  -------------
1.   Offering Date                                     11/14/2012     None                                       YES

2.   Trade Date                                        11/14/2012     Must be the same as #1                     YES

3.   Unit Price of Offering                              $99.862      None                                       YES

4.   Price Paid per Unit                                 $99.862      Must not exceed #3                         YES

5.   Years of Issuer's Operations                      MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM        Must be firm                               YES

7.   Underwriting Spread                                  0.65%       Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                        $54,924      None                                       YES

9.   Total Size of Offering                           $748,965,000    None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $7,436,723     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                        25% **
     companies                                                                                                   YES

11.  Underwriter(s) from whom the Fund                                Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CREDIT SUISSE   affiliates ***
     members)                                          SECURITIES                                                YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES        Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: National Oilwell Varco, Inc.                          Offering Type:        US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------------  ------------------------------------  -------------
1.   Offering Date                                         11/15/2012         None                                       YES

2.   Trade Date                                            11/15/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                  $99.903          None                                       YES

4.   Price Paid per Unit                                     $99.903          Must not exceed #3                         YES

5.   Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                      0.60%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                            $28,972          None                                       YES

9.   Total Size of Offering                               $499,515,000        None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $4,736,401         #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **
     companies                                                                                                           YES

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   affiliates ***
     members)                                                                                                            YES

12.  If the affiliate was lead or co-lead manager,             YES
     was the instruction listed below given to the                            Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                        YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: The Walt Disney Company                                Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       11/27/2012     None                                        YES

2.   Trade Date                                          11/27/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.255       None                                        YES

4.   Price Paid per Unit                                  $99.255       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.20%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $41,687       None                                        YES

9.   Total Size of Offering                             $496,275,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        $25,884,711     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: American Electric Power Company                       Offering Type:        US Registered

                                                                                                                IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  --------------------  ------------------------------------  -------------
1.   Offering Date                                       11/28/2012       None                                       YES

2.   Trade Date                                          11/28/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.884        None                                       YES

4.   Price Paid per Unit                                   $99.884        Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3      Must be at least three years *             YES

6.   Underwriting Type                                      FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $25,970        None                                       YES

9.   Total Size of Offering                             $549,362,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $4,620,634       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                            25% **
     companies                                                                                                       YES

11.  Underwriter(s) from whom the Fund                                    Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        GOLDMAN SACHS AND   affiliates ***
     members)                                              COMPANY                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES          Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Corporate Bond

Issuer: Apache Corporation                                    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       11/28/2012     None                                        YES

2.   Trade Date                                          11/28/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.469       None                                        YES

4.   Price Paid per Unit                                  $99.469       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.65%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $76,591       None                                        YES

9.   Total Size of Offering                            $1,193,628,000   None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $9,894,181     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Costco Wholesale Corp                                  Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/28/2012       None                                       YES

2.   Trade Date                                           11/28/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.881         None                                       YES

4.   Price Paid per Unit                                   $99.881         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.25%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $78,906         None                                       YES

9.   Total Size of Offering                             $1,198,572,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $31,311,695       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: Corporate Bond

Issuer: McKesson Corporation                                    Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        11/29/2012       None                                       YES

2.   Trade Date                                           11/29/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.897         None                                       YES

4.   Price Paid per Unit                                   $99.897         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.45%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $15,984         None                                       YES

9.   Total Size of Offering                              $499,485,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $7,992,759       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP             Security Description: Corporate Bond

Issuer: Intel                                          Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        12/04/2012       None                                       YES

2.   Trade Date                                           12/04/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.115         None                                       YES

4.   Price Paid per Unit                                   $99.115         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $119,929        None                                       YES

9.   Total Size of Offering                              $743,362,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $9,295,005       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP            Security Description: Corporate Bond

Issuer: Ecolab Inc.                                   Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        12/10/2012       None                                       YES

2.   Trade Date                                           12/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.919         None                                       YES

4.   Price Paid per Unit                                   $99.919         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $55,955         None                                       YES

9.   Total Size of Offering                              $499,595,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $11,338,808       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                Security Description: Corporate Bond

Issuer: HSBC USA Inc                                      Offering Type:        US Registered

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                        12/13/2012        None                                       YES

2.   Trade Date                                           12/13/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.714         None                                       YES

4.   Price Paid per Unit                                    $99.714         Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $99,714         None                                       YES

9.   Total Size of Offering                             $1,495,710,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $19,892,943       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **
     companies                                                                                                         YES

11.  Underwriter(s) from whom the Fund                HSBC SECURITIES INC   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                              affiliates ***
     members)                                                                                                          YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP               Security Description: Corporate Bond

Issuer: Precision Castparts Corporation                  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------  -------------------------------------  -------------
1.   Offering Date                                       12/17/2012     None                                        YES

2.   Trade Date                                          12/17/2012     Must be the same as #1                      YES

3.   Unit Price of Offering                               $99.970       None                                        YES

4.   Price Paid per Unit                                  $99.970       Must not exceed #3                          YES

5.   Years of Issuer's Operations                       MORE THAN 3     Must be at least three years *              YES

6.   Underwriting Type                                      FIRM        Must be firm                                YES

7.   Underwriting Spread                                   0.45%        Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $31,990       None                                        YES

9.   Total Size of Offering                             $499,850,000    None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $7,598,720     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                          25% **
     companies                                                                                                      YES

11.  Underwriter(s) from whom the Fund                                  Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL  affiliates ***
     members)                                             MARKETS                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES         Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                   YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: Corporate Bond

Issuer: ConocoPhillips Company                                  Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        12/04/2012       None                                       YES

2.   Trade Date                                           12/04/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.771         None                                       YES

4.   Price Paid per Unit                                   $99.771         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $69,840         None                                       YES

9.   Total Size of Offering                              $997,710,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $2,893,359       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: Corporate Bond

Issuer: Intel                                                   Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        12/04/2012       None                                       YES

2.   Trade Date                                           12/04/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.115         None                                       YES

4.   Price Paid per Unit                                   $99.115         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $80,283         None                                       YES

9.   Total Size of Offering                              $743,362,500      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $9,295,005       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Ecolab Inc.                                            Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        12/10/2012       None                                       YES

2.   Trade Date                                           12/10/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                $99.919         None                                       YES

4.   Price Paid per Unit                                   $99.919         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.60%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $102,917        None                                       YES

9.   Total Size of Offering                              $499,595,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $11,338,808       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BOFA MERRILL LYNCH   affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: Bank of Nova Scotia                                    Offering Type:        US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------------  ------------------------------------  -------------
1.   Offering Date                                         12/11/2012         None                                       YES

2.   Trade Date                                            12/11/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                  $99.889          None                                       YES

4.   Price Paid per Unit                                     $99.889          Must not exceed #3                         YES

5.   Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                      0.35%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $249,723          None                                       YES

9.   Total Size of Offering                               $998,890,000        None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $7,711,431         #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **
     companies                                                                                                           YES

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   affiliates ***
     members)                                                                                                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES            Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                        YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP           Security Description: Corporate Bond

Issuer: HSBC USA Inc                                           Offering Type:        US Registered

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                        12/13/2012        None                                       YES

2.   Trade Date                                           12/13/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $99.714         None                                       YES

4.   Price Paid per Unit                                    $99.714         Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM           Must be firm                               YES

7.   Underwriting Spread                                     0.35%          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $199,428         None                                       YES

9.   Total Size of Offering                             $1,495,710,000      None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $19,892,943       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **
     companies                                                                                                         YES

11.  Underwriter(s) from whom the Fund                                      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        HSBC SECURITIES INC   affiliates ***
     members)                                                                                                          YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP            Security Description: Common Stock

Issuer: Realogy Holdings Corp.                            Offering Type:        US Registered

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        10/11/2012       None                                       YES

2.   Trade Date                                           10/11/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                                 $27.00         None                                       YES

4.   Price Paid per Unit                                    $27.00         Must not exceed #3                         YES

5.   Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    1.2825         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $307,800        None                                       YES

9.   Total Size of Offering                             $1,080,000,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by         $24,850,800       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **
     companies                                                                                                        YES

11.  Underwriter(s) from whom the Fund               GOLDMAN SACHS & CO.   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                             affiliates ***
     members)                                                                                                         YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP            Security Description: Common Stock

Issuer: American International Group                       Offering Type:        US Registered

                                                                                                           IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER             APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------  ------------------------------------  -------------
1.   Offering Date                                     12/11/2012    None                                       YES

2.   Trade Date                                        12/11/2012    Must be the same as #1                     YES

3.   Unit Price of Offering                              $32.50      None                                       YES

4.   Price Paid per Unit                                 $32.50      Must not exceed #3                         YES

5.   Years of Issuer's Operations                     MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM       Must be firm                               YES

7.   Underwriting Spread                                 0.1218      Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       $204,750     None                                       YES

9.   Total Size of Offering                          $7,610,497,570  None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      $27,950,000    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                       25% **
     companies                                                                                                  YES

11.  Underwriter(s) from whom the Fund                 CITIGROUP     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                       affiliates ***
     members)                                                                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the        YES        Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                               YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced VP            Security Description: Common Stock

Issuer: American International Group                      Offering Type:        US Registered

                                                                                                           IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER             APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------  ------------------------------------  -------------
1.   Offering Date                                     12/11/2012    None                                       YES

2.   Trade Date                                        12/11/2012    Must be the same as #1                     YES

3.   Unit Price of Offering                              $32.50      None                                       YES

4.   Price Paid per Unit                                 $32.50      Must not exceed #3                         YES

5.   Years of Issuer's Operations                     MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM       Must be firm                               YES

7.   Underwriting Spread                                 0.1218      Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       $338,000     None                                       YES

9.   Total Size of Offering                          $7,610,497,570  None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      $27,950,000    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                       25% **
     companies                                                                                                  YES

11.  Underwriter(s) from whom the Fund                 CITIGROUP     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                       affiliates ***
     members)                                                                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the        YES        Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                               YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Artemis Brannigan
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP          Security Description: Common Stock

Issuer: American International Group                          Offering Type:        US Registered

                                                                                                           IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER             APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------  ------------------------------------- -------------
1.   Offering Date                                     12/11/2012    None                                       YES

2.   Trade Date                                        12/11/2012    Must be the same as #1                     YES

3.   Unit Price of Offering                              $32.50      None                                       YES

4.   Price Paid per Unit                                 $32.50      Must not exceed #3                         YES

5.   Years of Issuer's Operations                     MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM       Must be firm                               YES

7.   Underwriting Spread                                 0.1218      Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       $81,250      None                                       YES

9.   Total Size of Offering                          $7,610,497,570  None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      $27,950,000    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                       25% **
     companies                                                                                                  YES

11.  Underwriter(s) from whom the Fund                 CITIGROUP     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate                       affiliates ***
     members)                                                                                                   YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the        YES        Must be "Yes" or "N/A"
     broker(s) named in #11? ****                                                                               YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.